                          KEY AUTO FINANCE TRUST 1997-2
             MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:   June 1, 1998 to June 30, 1998
Distribution Date:   July 15, 1998


Statement for Class A, Class B and Class C Noteholders and Certificateholders                            Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                              Class A/B/C Note Amount
                                                                                                          or Certificate Amount
                                                                                                       ----------------------------
(i)    Principal Distribution
          Class A-1 Note  Amount                                                         30,904,183.22               115.3141165
          Class A-2 Note  Amount                                                          6,207,559.37                47.0269649
          Class A-3 Note  Amount                                                                  0.00                 0.0000000
          Class A-4 Note  Amount                                                                  0.00                 0.0000000
          Class A-5 Note  Amount                                                                  0.00                 0.0000000
          Class A-P Note  Amount                                                          1,333,697.01                10.6695761
          Class B  Note  Amount                                                             434,348.69                 6.8272350
          Class C  Note  Amount                                                             165,901.81                 6.8272350
          Certificates  Amount                                                               88,223.42                 5.1055218


(ii)   Interest Distribution
          Class A-1 Note  Amount                                                            150,271.59                 0.5607149
          Class A-2 Note  Amount                                                            658,900.00                 4.9916667
          Class A-3 Note  Amount                                                            762,500.00                 5.0833333
          Class A-4 Note  Amount                                                            758,500.00                 5.1250000
          Class A-5 Note  Amount                                                            790,625.00                 5.2083333
          Class A-P Note  Amount                                                            640,625.00                 5.1250000
          Class B  Note  Amount                                                             334,005.00                 5.2500000
          Class C  Note  Amount                                                             134,662.50                 5.5416667
          Certificates  Amount                                                              115,920.00                 6.7083333


(iii)  Total Pool Balance of Notes and Certificates (end of Collection Period)          803,770,269.70


(iv)   Class A-1 Notes Balance (end of Collection Period)                                         0.00
        Class A-1 Pool Factor (end of Collection Period)                                                               0.0000000
        Class A-2 Notes Balance (end of Collection Period)                              125,792,440.63
        Class A-2 Pool Factor (end of Collection Period)                                                               0.9529730
        Class A-3 Notes Balance (end of Collection Period)                              150,000,000.00
        Class A-3 Pool Factor (end of Collection Period)                                                               1.0000000
        Class A-4 Notes Balance (end of Collection Period)                              148,000,000.00
        Class A-4 Pool Factor (end of Collection Period)                                                               1.0000000

                          KEY AUTO FINANCE TRUST 1997-2
             MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:   June 1, 1998 to June 30, 1998
Distribution Date:   July 15, 1998


Statement for Class A, Class B and Class C Noteholders and Certificateholders                            Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                              Class A/B/C Note Amount
                                                                                                          or Certificate Amount
                                                                                                       ----------------------------
        Class A-5 Notes Balance (end of Collection Period)                              151,800,000.00
        Class A-5 Pool Factor (end of Collection Period)                                                               1.0000000
        Class A-P Notes Balance (end of Collection Period)                              123,666,302.99
        Class A-P Pool Factor (end of Collection Period)                                                               0.9893304
        Class B Notes Balance (end of Collection Period)                                 63,185,651.31
        Class B Pool Factor (end of Collection Period)                                                                 0.9931728
        Class C Notes Balance (end of Collection Period)                                 24,134,098.19
        Class C Pool Factor (end of Collection Period)                                                                 0.9931728
        Certificates Balance (end of Collection Period)                                  17,191,776.58
        Certificates Pool Factor (end of Collection Period)                                                            0.9948945


(v)     Basic Servicing Fee                                                                 691,433.37                 0.6610482


(vi)    Aggregate Realized Losses                                                         2,443,767.82
        Aggregate Net Losses                                                              1,824,343.46


(vii)   Reserve Account Balance after Giving Effect to Payments                          31,732,075.86
       Made on Distribution Date
        Specified Reserve Account Balance after Giving Effect to Payments                31,732,075.86
       Made on Distribution Date
        Distribution to Seller from Reserve Account                                               0.00
        Draws on Reserve Account                                                                  0.00
        Deposits to Reserve Account                                                               0.00
        Class C Reserve Account Balance after Giving Effect to Payments                   5,229,826.00
       Made on Distribution Date
        Specified Class C Reserve Account Balance after Giving Effect to                  5,229,826.00
       Payments Made on Distribution Date
        Distribution to Seller from Class C Reserve Account                                       0.00
        Draws on Class C Reserve Account                                                          0.00
        Deposits to Class C Reserve Account                                                       0.00


(viii)  Class A-1 Notes Interest Carryover Shortfall                                              0.00                 0.0000000
        Class A-2 Notes Interest Carryover Shortfall                                              0.00                 0.0000000
        Class A-3 Notes Interest Carryover Shortfall                                              0.00                 0.0000000
        Class A-4 Notes Interest Carryover Shortfall                                              0.00                 0.0000000
        Class A-5 Notes Interest Carryover Shortfall                                              0.00                 0.0000000
        Class A-P Notes Interest Carryover Shortfall                                              0.00                 0.0000000
        Class B Notes Interest Carryover Shortfall                                                0.00                 0.0000000
        Class C Notes Interest Carryover Shortfall                                                0.00                 0.0000000
        Certificates Interest Carryover Shortfall                                                 0.00                 0.0000000

                          KEY AUTO FINANCE TRUST 1997-2
             MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:   June 1, 1998 to June 30, 1998
Distribution Date:   July 15, 1998


Statement for Class A, Class B and Class C Noteholders and Certificateholders                            Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                              Class A/B/C Note Amount
                                                                                                          or Certificate Amount
                                                                                                       ----------------------------
         Class A-1 Notes Principal Carryover Shortfall                                            0.00                 0.0000000
         Class A-2 Notes Principal Carryover Shortfall                                            0.00                 0.0000000
         Class A-3 Notes Principal Carryover Shortfall                                            0.00                 0.0000000
         Class A-4 Notes Principal Carryover Shortfall                                            0.00                 0.0000000
         Class A-5 Notes Principal Carryover Shortfall                                            0.00                 0.0000000
         Class A-P Notes Principal Carryover Shortfall                                            0.00                 0.0000000
         Class B Notes Principal Carryover Shortfall                                              0.00                 0.0000000
         Class C Notes Principal Carryover Shortfall                                              0.00                 0.0000000
         Certificates Principal Carryover Shortfall                                               0.00                 0.0000000


(ix)   Additional Principal Distributable Amount                                          2,715,766.72


(x)    Aggregate Purchase Amount of Receivables Repurchased by the
       Seller or purchased by Servicer                                                            0.00



(xi)   Delinquent Contracts
                                                                                               Number           Balance
                                                                                 ---------------------------------------------------
           30-59 Days                                                                           1394               14,077,742.97
           60-89 Days                                                                            304                3,131,117.54
           90 Days or More                                                                       315                3,145,186.79


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